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                         LORD ABBETT SERIES FUND, INC.

                           International Portfolio

                     SUPPLEMENT DATED JUNE 1, 2005 TO THE
                                 PROSPECTUS
                                 (CLASS VC)

With respect to the Portfolio referenced above, the section in the Prospectus entitled "International Opportunities Fund" is amended to add the following:

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments.

Todd Jacobson heads the investment management team. Harold Sharon, Vincent J. McBride and Robert G. Morris are senior members of the team. Mr. Jacobson joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Portfolio Manager. Mr. Sharon, Director, International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management.
Mr. McBride joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Managing Director.
Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991.

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                         LORD ABBETT SERIES FUND, INC.
                            International Portfolio


                      SUPPLEMENT DATED JUNE 1, 2005 TO THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              DATED MAY 1, 2005

1. With respect to the Portfolio referenced above, the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT MANAGERS" is amended to add the following:

   "Todd Jacobson heads the International Portfolio team and is primarily responsible for the day-to-day management of the Portfolio.

   The following table indicates for the Portfolio as of April 30, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Portfolio within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                                  OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                  --------------------------------------------------------
                                                   REGISTERED          OTHER POOLED
                                                   INVESTMENT           INVESTMENT
FUND                          NAME                 COMPANIES             VEHICLES           OTHER ACCOUNTS
----                          ----                 ---------             --------           --------------
International Portfolio       Todd Jacobson        2 / $180.8             0 / $0              0 / $0


   * Included in the number of accounts and total assets is 0 accounts with respect to which the management fee is based on the performance of the account.

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2. With respect to the Portfolio referenced above, the section entitled
"INVESTMENT ADVISORY AND OTHER SERVICES - HOLDINGS OF INVESTMENT MANAGERS" is amended to add the following:

   The following table indicates for the Portfolio the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Portfolio, as of April 30, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                                                     DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                                                     ---------------------------------------
                                                         $1-       $10,001-    $50,001-     $100,001-     $500,001-         OVER
FUND                       NAME               NONE     $10,000     $50,000     $100,000     $500,000      $1,000,000     $1,000,000
----                       ----               ----     -------     -------     --------     --------      ----------     ----------
International Portfolio    Todd Jacobson       X
